                                                                    EXHIBIT 10.1

                                US Unwired Inc.

                            Louisiana Unwired, LLC

                             Unwired Telecom Corp.

                                 $400 million

              13 3/8% Senior Subordinated Discount Notes due 2009

                              Purchase Agreement

                               October 26, 1999

                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION

                         FIRST UNION SECURITIES, INC.

                           BNY CAPITAL MARKETS, INC.

                                 $400 million

              13 3/8% Senior Subordinated Discount Notes Due 2009

                              of US Unwired Inc.

                              PURCHASE AGREEMENT

                                                                October 26, 1999

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
FIRST UNION SECURITIES, INC.
BNY CAPITAL MARKETS, INC.
c/o DONALDSON LUFKIN & JENRETTE
  SECURITIES CORPORATION
277 Park Avenue
New York, New York 10172

Dear Sirs:

          US Unwired Inc., a Louisiana corporation (the "Company"), proposes to
                                                         -------
issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation, First Union Securities, Inc. and BNY Capital Markets, Inc. (the "Initial Purchasers")
                                                           ------------------
an aggregate of $400 million in principal amount at maturity of its 13 3/8% Senior Subordinated Discount Notes due 2009 (the "Series A Notes"), subject to
                                                  --------------
the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of
                                                 ---------
the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and State Street Bank and Trust Company, as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below)
 -------
issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Subsidiary Guarantees") by each of
 -----                                       ---------------------
the entities listed on Schedule A, hereto (each, a "Guarantor" and collectively
                                                    ---------
the "Guarantors").  Capitalized terms used but not defined herein shall have the
     ----------
meanings given to such terms in the Indenture.

          1.   Offering Memorandum. The Series A Notes will be offered and sold
               -------------------
to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Guarantors have prepared a preliminary offering
 ---
memorandum, dated October 11, 1999 (the "Preliminary Offering Memorandum") and a
                                         --------------------------------
final offering memorandum, dated October 26, 1999 (the "Offering Memorandum"),
                                                        -------------------
relating to the Series A Notes and the Subsidiary Guarantees.

          Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

          (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"),

          (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

          2.   Agreements to Sell and Purchase. On the basis of the
               -------------------------------
representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amounts of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule B hereto at a purchase price equal to 50.736820% of the principal amount thereof (the "Purchase Price").
                     --------------

          3.   Terms of Offering. The Initial Purchasers have advised the
               -----------------
Company that the Initial Purchasers will make offers (the "Exempt Resales") of
                                                           --------------
the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), and (ii) persons permitted to purchase the
                             ----
Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i)
              ----------------------
and (ii) being referred to herein as the "Eligible Purchasers"). The Initial
                                          -------------------
Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 52.306000% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially
 -----------------------------
the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights
 ------------------------------
Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration
 ----------
statement under the Act (the "Exchange Offer Registration Statement") relating
                              -------------------------------------
to the Company's 13 3/8% Series B Senior Subordinated Discount Notes due 2009 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such
      --------------
offer to exchange being referred to as the "Exchange Offer") and the Subsidiary
                                            --------------
Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the
                    ----------------------------
Exchange Offer Registration Statement, the "Registration Statements") relating
                                            -----------------------
to the resale by certain holders of the Series A Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Pledge Agreement and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."
 -------------------

          4.   Delivery and Payment.
               --------------------

               (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on October 29, 1999 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "Closing Date."
                                      ------------

               (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate
  ---
principal amount of the Series A Notes (collectively, the "Global Note"), shall
                                                           -----------
be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

          5.   Agreements of the Company and the Guarantors. Each of the Company
               --------------------------------------------
and the Guarantors hereby agrees with the Initial Purchasers as follows:

               (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to
Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

               (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised provided that such objections and the rationale therefor shall have been delivered to the Company in writing and counsel for the Company shall not have notified it in writing that such amendment or supplement is nevertheless required by law despite such objections and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

               (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

               (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with any required registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

               (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, together with a report thereon by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

               (g) So long as the Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

               (h) So long as any of the Series A Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection
 ------------
with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule
                               ---------------------
144A(d)(4) under the Act.

               (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses (other than overhead expenses and legal fees of counsel to the Initial Purchasers) in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and customary memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Subsidiary Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation
                                                   ----
System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the
                  ------
Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as and to the extent set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

               (j) To use its reasonable best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

               (k) To comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

               (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor which, in any such case, are substantially similar to the Notes and the Subsidiary Guarantees (other than (i) the Notes and the Subsidiary Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

               (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

               (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Subsidiary Guarantees.

               (o) To use its reasonable best efforts to cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Subsidiary Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

               (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

               (q) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Subsidiary Guarantees.

          6.   Representations, Warranties and Agreements of the Company and the
               -----------------------------------------------------------------
Guarantors. As of the date hereof, each of the Company and the Guarantors
----------
represents and warrants to, and agrees with, the Initial Purchasers that:

               (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

               (b) Each of the Company and its subsidiaries has been duly incorporated or formed, as the case may be, is validly existing as a corporation, limited liability company or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has the corporate or other power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation, limited liability company or partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").
                                   -----------------------

               (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

               (d) The entities listed on Schedule C hereto are the only subsidiaries, direct or indirect, of the Company. For purposes of this Agreement, a subsidiary of the Company means any corporation, association or other business entity of which the Company owns or controls, directly or indirectly, more than 50% of the voting power with respect to the election of directors, managers or trustees thereof, and any partnership of which the Company or a subsidiary of the Company is the sole general partner or the managing general partner or of which the only general partners are the Company and one or more of its subsidiaries. All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, except as set forth in the Offering Memorandum, are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien").
                     ----

               (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

               (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission
 ---      -------------------
applicable to an indenture which is qualified thereunder.

               (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

               (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (i) The Subsidiary Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Subsidiary Guarantees to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

               (j) The Subsidiary Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Series B Notes are issued, authenticated and delivered, the Subsidiary Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

               (k) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

               (l) Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws, operating agreement or partnership agreement or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

               (m) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, the compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and such as are contemplated by the Registration Rights Agreement), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the respective charter, by-laws, operating agreement or partnership agreement of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

               (n) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or is threatened to be made a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

               (o) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any
                                                   ------------------
provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules
  -----
and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

               (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

               (q) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, subject to the exception set forth in this sentence, an "Authorization")
                                                                -------------
of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

               (r) The accountants, Ernst & Young LLP and KPMG Peat Marwick LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

               (s) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

               (t) The Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

               (u) Except for (i) registration rights granted in favor of certain holders of Class B common stock of the Company pursuant to the shareholder agreement dated September 24, 1999 (the "Shareholder Agreement") and
                                                     ---------------------
(ii) registration rights granted in favor of The 1818 Fund III, L.P. and its affiliates in connection with the issuance of 500,000 shares of the Company's Senior Redeemable Preferred Stock to The 1818 Fund III, L.P. on October 29, 1999 for $50 million (the "Preferred Stock Offering"), there are no contracts,
                      ------------------------
agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement.

               (v) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R.
Part 224) of the Board of Governors of the Federal Reserve System.

               (w) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, or any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

               (x) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, not in the ordinary course of business.

               (y) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

               (z) When the Series A Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

               (aa) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

               (bb) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

               (cc) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect
                                                   ------------
to the Series A Notes or the Subsidiary Guarantees.

               (dd) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has taken or will take any action to cause the offering or sale of the Series A Notes to violate any provision of Regulation S.

               (ee) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

               (ff) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

               (gg) The Series A Notes sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. Persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

               (hh) No registration under the Act of the Series A Notes or the Subsidiary Guarantees is required for the sale of the Series A Notes and the Subsidiary Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

               (ii) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers at the closing shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

               (jj) The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all Liens and defects, except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Offering Memorandum.

               (kk) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("intellectual property") currently
                                            ---------------------
employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

               (ll) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

               (mm) Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, other affiliates, customers or suppliers of the Company or any of its subsidiaries on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

               (nn) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board,
(ii) strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of its subsidiaries, except in the case of clauses (i), (ii) and (iii) for such actions which, singly or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries.

               (oo) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (pp) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

               (qq) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay their respective debts as they mature.

               (rr) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Series A Notes or the Subsidiary Guarantees, or suspends the sale of the Series A Notes or the Subsidiary Guarantees in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Subsidiary Guarantees in any jurisdiction referred to in Section 5(e).

               (ss) The Company and each of its subsidiaries validly holds the Federal Communication Commission ("FCC") licenses set forth opposite each
                                   ---
entity's name on Schedule 6(ss) attached hereto (the "PCS Licenses").  The PCS
                                                      ------------
Licenses are in full force and effect and are not subject to any conditions other than those conditions listed thereon and those conditions generally applicable to entities holding similar licenses issued by the FCC. The PCS Licenses constitute all of the licenses, permits, consents or authorizations required by the FCC to permit operation of a PCS system in each of the markets indicated opposite each license on Schedule 6(ss). The PCS Licenses expire on April 28, 2007. The five-year buildout periods for the PCS Licenses expire on April 28, 2002 and the ten-year buildout periods expire on April 28, 2007. All applicable administrative and judicial appeal, review and reconsideration periods of the orders granting the PCS Licenses have expired, without the timely filing of any such appeal or request for review or reconsideration and without the FCC having instituted review of the grant of the PCS Licenses on its own motion.

               (tt)  The Company validly holds the FCC licenses listed on
Schedule 6(tt) attached hereto (the "Cellular Licenses"). The Cellular Licenses
                                     -----------------
are in full force and effect and are not subject to any conditions other than those conditions listed thereon and those conditions generally applicable to entities holding similar licenses issued by the FCC. The Cellular Licenses constitute all of the licenses, permits, consents or authorizations required by the FCC to permit operation of the Company's cellular telephone system, as identified in the Offering Memorandum. The Cellular Licenses expire on the dates set forth opposite each license listed on Schedule 6(tt). All applicable administrative and judicial appeal, review and reconsideration periods of the orders granting the Cellular Licenses have expired, without the timely filing of any such appeal or request for review or reconsideration and without the FCC having instituted review of the grant of the Cellular Licenses on its own motion.

               (uu) There are no judgments, decrees or orders issued by the FCC that could result in suspension, revocation, material impairment, termination prior to its expiration date, non-renewal or adverse modification of the PCS Licenses or the Cellular Licenses, or that could have a Material Adverse Effect upon, or cause material disruption to, the PCS operations pursuant to the PCS Licenses or the cellular operations pursuant to the Cellular Licenses. To the best of the Company's knowledge, there is no complaint, investigation, action or proceeding pending or threatened relative to the PCS Licenses relating to the PCS operations or the Cellular Licenses relating to the cellular operations, including, without limitation, any Notice of Violation, Notice of Apparent Liability or Order to Show Cause, other than proceedings that affect the PCS or the cellular telephone industry generally, that could result in a suspension, revocation, material impairment, termination prior to its expiration date, non-renewal or adverse modification of the PCS Licenses or the Cellular Licenses or which could have a Material Adverse Effect upon, or cause material disruption to, the Company's PCS or cellular operations.

               (vv) The Company and each of its subsidiaries has, or has timely filed applications for, all permits, license, franchises and other authorizations ("permits") of governmental or regulatory authorities (including,
                 -------
as appropriate, the state public utilities commissions of Alabama, Arkansas, Florida, Louisiana, Mississippi and Texas) necessary to engage in the wireless and competitive local exchange businesses currently conducted by the Company, except where the failure to hold such permits would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; and there is no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such permit, except where the limitation, suspension or revocation of such permits would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. All such permits are valid and in full force and effect, except where the limitation, suspension or revocation of such permits would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

               (ww) All fees required by the FCC in connection with the PCS Licenses, including any and all down payments or installment payments required by FCC rules to be paid as of the date hereof have been timely and fully paid.

               (xx) The Company and each of its subsidiaries validly holds all FCC licenses necessary for the operation of its paging system, as described in the Offering Memorandum (the "Paging Licenses"). Except as set forth in Schedule
                              ---------------
6(x)(x), the Paging Licenses are in full force and effect and are not subject to any conditions other than those conditions listed thereon and those conditions generally applicable to entities holding similar licenses issued by the FCC.
The Paging Licenses constitute all of the licenses, permits, consents or authorizations required by the FCC to permit operation of the paging system, as described in the Offering Memorandum.

               (yy) There does not exist any FCC complaint, investigation, action or proceeding pending or threatened relative to the Paging Licenses, including, without limitation, any Notice of Violation, Notice of Apparent Liability or Order to Show Cause, other than proceedings that affect the paging industry generally, that could result in a denial of any of the Paging Licenses, or suspension, revocation, material impairment, termination prior to its expiration date, non-renewal or adverse modification of any of the Paging Licenses or which could have a Material Adverse Effect upon, or cause material disruption to, the Company's paging operations.

               (zz) LA Unwired was qualified to participate in the FCC's PCS license auctions as a "Small Business," as defined by FCC Rules, and is qualified to hold the licenses for LA Unwired's PCS operations according to the rules of the FCC. The Company's investment in LA Unwired does not violate the rules of the FCC.

               (aaa) To the Company's best knowledge, Sprint Spectrum L.P. and SprintCom, Inc. validly hold the FCC licenses set forth on Schedule 6(aaa) (the "Sprint PCS Licenses"). To the Company's best knowledge, the Sprint PCS
 -------------------
Licenses are in full force and effect and are not subject to any conditions other than those conditions listed thereon and those conditions generally applicable to entities holding similar licenses issued by the FCC. The Sprint PCS Licenses, together with the PCS Licenses, constitute all of the licenses, permits, consents or authorizations required by the FCC to permit operation of the PCS operations of the Company and its subsidiaries, including the Company's planned PCS network buildout, as described in the Offering Memorandum. All applicable administrative and judicial appeal, review and reconsideration periods of the orders granting the Sprint PCS Licenses have expired, without the timely filing of any such appeal or request for review or reconsideration and without the FCC having instituted review of the grant of the Sprint PCS Licenses on its own motion.

               (bbb) Since the date of the Offering Memorandum, there have been no material changes to the Company's PCS network buildout plan, as described in the Offering Memorandum. The proceeds from the sale of the Series A Notes, together with the other existing financing sources described in the Offering Memorandum, are sufficient to fund the entire PCS network buildout plan as set forth in the Offering Memorandum.

               (ccc) The Preferred Stock Offering will be consummated in accordance with the description of the Preferred Stock Offering contained in the Offering Memorandum.

               (ddd) The Pledge Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Pledge Agreement has been duly executed and delivered, the Pledge Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Pledge Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

          The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          7.   Initial Purchasers' Representations and Warranties. Each of the
               --------------------------------------------------
Initial Purchasers, severally and not jointly, represents and warrants to, and agrees with, the Company and the Guarantors:

               (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

               (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the

Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

               (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Such Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note (the form of which is substantially the same as Annex A to the
                                                              ------
Offering Memorandum) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

               (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Subsidiary Guarantees.

               (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

               (g) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

               (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S.

               (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

          "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and
                                                        --------------
          may not be offered and sole within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

               (j) Such Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

          Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

          8.   Indemnification.
               ---------------

               (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, their directors, their officers and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial Purchaser furnished in writing to the Company by such Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Memorandum, as then amended or supplemented, (so long as the Final Offering Memorandum and any amendment or supplement thereto was provided by the Company to such Initial Purchaser in the requested quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum, as so amended or supplemented.

               (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors, managers and officers (or persons serving in a position of comparable responsibility of a limited liability company) and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchasers but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

               (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the
      -----------------
person against whom such indemnity may be sought (the "indemnifying party") in
                                                       ------------------
writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this
Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with the indemnifying party's written consent or (ii) effected without the indemnifying party's written consent if the settlement is entered into more than thirty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the reasonable fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party pursuant to Section 8(a) or 8(b)) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

               (d)  To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, and such unavailability or insufficiency is otherwise than in accordance with the express terms of Section 8(a) or 8(b), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the

Guarantors, on the one hand, and the Initial Purchasers on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          9.   Conditions of Initial Purchasers' Obligations.  The obligations
               ---------------------------------------------
of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

               (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

               (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President (or Manager/President) and the Chief Financial Officer (or Assistant Manager/Secretary) of the Company and each of the Guarantors, confirming the matters set forth in Sections 6(x), 9(a) and 9(b) and stating that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

               (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P., counsel for the Company and the Guarantors, to the effect that:

                    (i) each of the Company and its subsidiaries has been duly incorporated or formed, as the case may be, is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of Louisiana, and has the corporate or other power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties as described therein;

                    (ii) each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation, partnership or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                    (iii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                    (iv) all of the outstanding shares of capital stock of, or other ownership interest in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and except as described in the Offering Memorandum are owned by the Company, free and clear of any Lien;

                    (v) the Series A Notes have been duly authorized by all necessary corporate action by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture;

                    (vi) the Subsidiary Guarantees have been duly authorized and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantees endorsed thereon will be entitled to the benefits of the Indenture;

                    (vii) the Indenture has been duly authorized, executed and delivered by the Company and each Guarantor;

                    (viii) this Agreement has been duly authorized, executed
               and delivered by the Company and the Guarantors;

                    (ix) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

                    (x) the Series B Senior Notes have been duly authorized by all necessary corporate action by the Company;

                    (xi) the statements under the captions "Certain Relationships and Related Transactions," "Sprint PCS Management Agreements," "Management-1999 Equity Incentive Plan," "Certain Indebtedness," "Description of Capital Stock," "Description of Notes" and "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, contracts or legal proceedings referred to therein (but not factual matters), fairly present in all material respects such legal matters, contracts and legal proceedings;

                    (xii) to such counsel's knowledge, (i) neither the Company nor any of its subsidiaries is in violation of its respective articles of incorporation, by-laws, operating agreement or partnership agreement, (ii) and neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument known to us that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound;

                    (xiii) the execution, delivery and performance of this
               Agreement and the other Operative Documents by the Company and each of the Guarantors, the compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required by the Purchase Agreement and Registration Rights Agreement or under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the articles of incorporation, by-laws, operating agreement or partnership agreement of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument known by such counsel that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable Louisiana or federal law or any rule, regulation, judgment, order or decree known to us of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property,
               (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (other than any Authorization relating to federal taxation law or any communications matters including without limitation matters regulated by the Federal Communications Commission, the Communications Act of 1934 or the Louisiana Public Service Commission) of the Company or any of its subsidiaries known to us or result in any other impairment of the rights of the holder of any such Authorization;

                    (xiv) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject, which might result, singly or in the aggregate, in a Material

               Adverse Effect;

                    (xv) to such counsel's knowledge, neither the Company nor any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except, in each case, for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                    (xvi) to such counsel's knowledge, each of the Company and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business (excluding, in each case, those relating to communications), except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. To such counsel's knowledge: (i) each such Authorization (excluding, in each case, those relating to communications) is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; (ii) no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization (other than any Authorization relating to federal taxation law or any communications matters including without limitation matters regulated by the Federal Communications Commission, the Communications Act of 1934 or the Louisiana Public Service Commission) or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and (iii) such Authorization (other than any Authorization relating to federal taxation law or any communications matters including without limitation matters regulated by the Federal Communications Commission, the Communications Act of 1934 or the Louisiana Public Service Commission) contains no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

                    (xvii) the Company is not and, after giving effect to the
               offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                    (xviii) to such counsel's knowledge, there are no
               contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement, except for registration rights granted in favor of certain holders of Class B common stock of the Company pursuant to the Shareholder Agreement and registration rights granted in favor of The 1818 Fund III, L.P. and its affiliates in connection with the Preferred Stock Offering;

                    (xix) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                    (xx) no registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming (i) that each Initial Purchaser is a QIB, or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, and (iii) the accuracy of the representations of the Company and the Guarantors set forth in Sections 6(cc), (dd) and (ee) of this Agreement; and

                    (xxi) the Pledge Agreement has been duly authorized, executed and delivered by the Company.

          In addition, the opinion of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P. will state that although such counsel has not checked the accuracy and completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Offering Memorandum, except to the limited extent stated in section (e)(xi) above, in the course of such counsel's review and discussion of the contents of the Offering Memorandum with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to such counsel's attention which cause such counsel to believe that the Offering Memorandum (other than the financial statements, notes and schedules and other financial data and information contained therein, as to which such counsel need not express any belief) as of the date of the Offering Memorandum or as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

          The opinion of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P. described in Section 9(e) above shall be rendered to you at the request of the Company and the

Guarantors and shall so state therein and shall be limited to the laws of the United States of America and those of the state of Louisiana.

               (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Lukas, Nace, Gutierrez & Sachs, Chartered, special communications counsel for the Company, to the effect that:

                    (i) the statements in the Offering Memorandum under the captions "Risk Factors -- Government Regulation" and "Business of the Company," insofar as such statements constitute a summary of Communications Act of 1934, as amended, and the rules and regulations of the FCC promulgated thereunder (the "Communications Act"), are accurate in all material respects and
                ------------------
               fairly summarize all matters referred to therein;

                    (ii) the Company holds the PCS Licenses, the Cellular Licenses and the Paging Licenses (together, the "Licenses"). The
                                                                --------
               Licenses are in full force and effect and are not subject to any conditions other than those conditions listed on the Licenses and those conditions generally applicable to entities holding similar licenses issued by the FCC. All applicable administrative and judicial appeal, review and reconsideration periods of the FCC's grant of the Licenses have expired, without the timely filing of any such appeal or request for review or reconsideration and without the FCC having instituted review of the grant of the Licenses on its own motion;

                    (iii) the Licenses (along with the Sprint PCS Licenses) provide all necessary FCC certificates, orders, permits, licenses, authorizations, consents or approvals required by the FCC for the Company to construct and operate a wireless communications network in the respective markets designated in the Licenses and to conduct its business in the manner described in the Offering Memorandum;

                    (iv) the Company has made all reports, filings and registrations with, and paid all fees required by the FCC, including any and all down payments or installment payments, except where such failure would not have Material Adverse Effect on the Company's operations as a whole;

                    (v) to such counsel's knowledge, (a) there is no unsatisfied adverse FCC order, decree or ruling outstanding against the Company, or any of the Licenses; (b) there is no litigation, proceeding (including any rulemaking proceeding), complaint, inquiry or investigation against the Company or in respect of any of the Licenses, pending or threatened before the FCC (including any pending judicial review of such an action by the FCC), including without limitation, any Notice of Violation, Notice of Apparent Liability or Order to Show Cause, except for proceedings affecting the wireless industry generally to which the Company is not a specified party; (c) neither the Company nor any Guarantor has received any notice of proceedings relating to the violation, revocation or modification of any of the Licenses, certificates, orders, permits, licenses, authorizations, consents or approvals or the qualification or rejection of any FCC filing, the effect of which, singly or in the aggregate, would have a Material Adverse Effect upon, or cause material disruption to, the Company's operations, taken as a whole;

                    (vi) to such counsel's knowledge, the Company is not in violation of, or in default under, the Communications Act, the effect of which, singly or in the aggregate, would have a Material Adverse Effect on the Company or the Licenses, taken as a whole;

                    (vii) the execution and delivery of the Transaction Documents and the performance of the Company of their obligations thereunder, will not violate the Communications Act or, to our such counsel's knowledge, the terms of any order, writ, judgment, award, injunction or decree of the FCC;.

                    (viii) except to the extent that prior FCC approval is
               required in connection with the exercise of creditors' rights in the event of a default, no consent or approval by the FCC is required for the execution delivery or performance of the Transaction Documents by the Company or the Guarantors or for the consummation of the transactions described therein;

                    (ix) LA Unwired was qualified to participate in the FCC's PCS license auctions as a "Small Business," as defined by FCC Rules, and is qualified to hold the licenses for LA Unwired's PCS operations according to the FCC's rules. The Company's ownership interest in LA Unwired does not violate the FCC's rules;

                    (x) to such counsel's knowledge, (i) the Sprint PCS Licenses are in full force and effect and are not subject to any conditions other than those conditions listed thereon and those conditions listed thereon and those conditions generally applicable to entities holding similar licenses issued by the FCC; (ii) all applicable administrative and judicial appeal, review and reconsideration periods of the Sprint PCS Licenses have expired, without the timely filing of any such appeal or request for review or reconsideration and without the FCC having instituted review of the grant of the Sprint PCS Licenses on its own motion; and

                    (xi) the Company and each of its subsidiaries has, or has timely filed applications for, all permits of governmental or regulatory authorities (including, as appropriate, the state public utilities commissions of Alabama, Arkansas, Florida, Louisiana, Mississippi and Texas) necessary to engage in the wireless and competitive local exchange businesses currently conducted by the Company, except where the failure to hold such permits would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; and such counsel has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such permit. All such permits are valid and in full force and effect.

               (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Jones, Walker, Waechter, Poltevent, Carrere & Denegre LLP, tax counsel for the Company and the Guarantors, to the effect that the statements under the caption "Certain U.S. Federal Tax Considerations" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings.

               (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

               (i) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Ernst & Young LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

               (j) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Swidler Berlin Shereff Friedman LLP, special New York counsel to the Company and the Guarantors, to the effect that:

                    (i) the Series A Notes,when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms except as
               (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                    (ii) the Subsidiary Guarantees, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                    (iii) the Indenture is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                    (iv) the Registration Rights Agreement is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and

                    (v) the Pledge Agreement is a valid and binding agreement of Louisiana Unwired, LLC, enforceable against Louisiana Unwired, LLC in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (k) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

               (l) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

               (m) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

               (n) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

               (o) The Company shall have obtained the approval of DTC for "book entry" transfer of the Notes.

          10.  Effectiveness of Agreement and Termination. This Agreement shall
               ------------------------------------------
become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred:

(i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market,
(iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule B bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part
of any non-defaulting Initial Purchasers and the Company.   In any such case
which does not result in termination of this Agreement, either the non-defaulting Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

          11.  Initial Purchasers' Information.  The Company and the Initial
               -------------------------------

Purchasers severally acknowledge and agree for all purposes under this Agreement that the statements with respect to the offering of the Notes set forth in the last paragraph of the outside front cover page; the stabilization language in the first paragraph of page (ii); and the first sentence of the third paragraph, the fourth sentence of the fourth paragraph and the sixth paragraph under the caption "Plan of Distribution" in such Offering Memorandum constitute the only information furnished to the Company in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

          12.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to US Unwired Inc., One Lakeshore Drive, Suite 1900, Lake Charles, Louisiana 70629, Attention: General Counsel and (ii) if to the Initial Purchaser, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers, managers or directors (or persons serving in a position of comparable responsibility of a limited liability company) of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

          If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof.
The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchasers and their officers, directors and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation their rights under Section 8). The Initial Purchasers agree, severally, to reimburse the Company and each Guarantor, and their officers, managers, directors (or persons serving in a position of comparable responsibility of a limited liability company) and each person, if any, who controls the Company or a Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation their rights under Section 8).

          Except as otherwise expressly provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial

Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors, managers and officers (or persons serving in a position of comparable responsibility of a limited liability company) of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                                  Very truly yours,

                                  US UNWIRED INC.

                                  By: /s/ Robert Piper
                                     ------------------------------------
                                     Name:  Robert Piper
                                     Title: President

                                  LOUISIANA UNWIRED, LLC

                                  By: /s/ Robert Piper
                                     ------------------------------------
                                     Name:  Robert Piper
                                     Title: Manager/President

                                  UNWIRED TELECOM CORP.

                                  By: /s/ Robert Piper
                                     ------------------------------------
                                     Name:  Robert Piper
                                     Title: President

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION


By: Steven D. Smith
   ------------------------------
   Name:  Steven D. Smith
   Title: Senior Vice President

FIRST UNION SECURITIES, INC.


By: Eric J. Lloyd
   ------------------------------
   Name:  Eric J. Lloyd
   Title: Managing Director

BNY CAPITAL MARKETS, INC.


By: /s/ Timothy Parker
   -------------------------------
   Name:  Timothy Parker
   Title: Vice President

                                  SCHEDULE A

                                  Guarantors


Louisiana Unwired, LLC

Unwired Telecom Corp.

                                  SCHEDULE B


                                                             Principal Amount
                                                             ----------------
        Initial Purchaser                                  at Maturity of Notes
        -----------------                                  --------------------

Donaldson, Lufkin & Jenrette                                   $320,000,000
    Securities Corporation
First Union Securities, Inc.                                   $ 40,000,000
BNY Capital Markets, Inc.                                      $ 40,000,000
                                                               ------------
         Total                                                 $400,000,000
                                                               ============

                                  SCHEDULE C

                                 Subsidiaries


Louisiana Unwired, LLC

Unwired Telecom Corp.

LEC Unwired, LLC

Command Connect, LLC

Texas Unwired

                                SCHEDULE 6(ss)


Louisiana Unwired, LLC

                                                                   Expiration
Type of License     Call Sign    Location                          Date
-------------------------------------------------------------------------------
PCS                 KNLF 928     Alexandria, LA                    4/28/07
PCS                 KNLG 891     Lake Charles, LA                  4/28/07
PCS                 KNLG 894     Monroe, LA                        4/28/07
PCS                 KNLG 900     Shreveport, LA                    4/28/07

Command Connect, LLC

                                                                   Expiration
Type of License     Call Sign    Location                          Date
-------------------------------------------------------------------------------
PCS                 KNLG 885     Bartlesville, OK                  4/28/07
PCS                 KNLG 886     Coffeyville, KS                   4/28/07
PCS                 KNLG 887     Columbus-Starkville, MS           4/28/07
PCS                 KNLG 888     *Eldorado, Magnolia, Camden, AR   4/28/07
PCS                 KNLG 890     Hutchinson, KS                    4/28/07
PCS                 KNLG 892     *Longview-Marshall, TX            4/28/07
PCS                 KNLG 895     Natchez, MS                       4/28/07
PCS                 KNLG 896     *Paris, TX                        4/28/07
PCS                 KNLG 897     *Pine Bluff, AR                   4/28/07
PCS                 KNLG 898     Pueblo, CO                        4/28/07
PCS                 KNLG 899     Salina, KS                        4/28/07
PCS                 KNLG 901     *Texarkana, TX                    4/28/07
PCS                 KNLG 902     Topeka, KS                        4/28/07
PCS                 KNLG 903     Tupelo-Corinth, MS                4/28/07
PCS                 KNLG 904     Tuscaloosa, AL                    4/28/07
PCS                 KNLG 905     Wichita, KS                       4/28/07
PCS                 KNLG 893     Manhattan-Junction City, KS       4/28/07
PCS                 KNLG 889     Emporia, KS                       4/28/07

* These licenses will be assigned to Louisiana Unwired, LLC as soon as payment is made to the FCC.

                                SCHEDULE 6(tt)

Unwired Telecom Corp.

                                                                   Expiration
Type of License     Call Sign    Location                          Date
-------------------------------------------------------------------------------
Cellular            KNKA631      Lake Charles, LA - MSA            10/1/06
Cellular            KNKN803      Beauregard, LA - RSA              10/1/00
Cellular            KNKN920      DeSoto, LA - RSA                  10/1/00

                                SCHEDULE 6(xx)

                                Paging Licenses

     Paging licenses KNKP448 and KNLM672 are now being operated under a Station Temporary Authority and are expected to be renewed by the FCC in the ordinary course.

                                SCHEDULE 6(aaa)

---------------------------------------------------------------------------------------------
                                                                                   Sprint PCS
                                                            Sprint PCS              Spectrum
BTA#    BTA Name                         County           Spectrum Block              MHZ
---------------------------------------------------------------------------------------------
  9     Alexandria                                        New Orleans A                30
---------------------------------------------------------------------------------------------
 17     Anniston                                           Birmingham A                30
---------------------------------------------------------------------------------------------
 44     Birmingham                        Coose            Birmingham A                30
---------------------------------------------------------------------------------------------
 44     Birmingham                       Chilton           Birmingham A                30
---------------------------------------------------------------------------------------------
 44     Birmingham                      Tallapoosa         Birmingham A                30
---------------------------------------------------------------------------------------------
 44     Birmingham                       Cuffman           Birmingham A                30
---------------------------------------------------------------------------------------------
 44     Birmingham                       Teladega          Birmingham A                30
---------------------------------------------------------------------------------------------
 94     Columbus-Starkville                                     D                      10
---------------------------------------------------------------------------------------------
108     Decatur                                            Birmingham A                30
---------------------------------------------------------------------------------------------
125     El Dorado-Magnolia-Camden                         Little Rock B                30
---------------------------------------------------------------------------------------------
146     Florence                                           Birmingham A                30
---------------------------------------------------------------------------------------------
154     Ft. Walton Beach                                  New Orleans A                30
---------------------------------------------------------------------------------------------
158     Gadsden                                            Birmingham A                30
---------------------------------------------------------------------------------------------
175     Greenville-Greenwood                                    D                      10
---------------------------------------------------------------------------------------------
186     Hallesburg                                         New Orleans A               10
---------------------------------------------------------------------------------------------
193     Hot Springs                                       Little Rock B                30
---------------------------------------------------------------------------------------------
195     Houma-Thibodaux                                        E                       30
---------------------------------------------------------------------------------------------
198     Huntsville                                         Birmingham A                30
---------------------------------------------------------------------------------------------
210     Jackson                                                O&E                     20
---------------------------------------------------------------------------------------------
238     Lake Charles                                            D                      10
---------------------------------------------------------------------------------------------
246     Laurel                                            New Orleans A                30
---------------------------------------------------------------------------------------------
257     Little Rock (County Only)        Dallas           Little Rock B                30
---------------------------------------------------------------------------------------------
257     Little Rock (County Only)        Nevada           Little Rock B                30
---------------------------------------------------------------------------------------------
257     Little Rock (County Only)         Grant           Little Rock B                30
---------------------------------------------------------------------------------------------
257     Little Rock (County Only)         Clark           Little Rock B                30
---------------------------------------------------------------------------------------------
260     Longview-Marshall                                   Dallas B                   30
---------------------------------------------------------------------------------------------
265     Lufkin-Nacogdoches                                      D                      10
---------------------------------------------------------------------------------------------
269     McComb-Brookhaven                                 New Orleans A                30
---------------------------------------------------------------------------------------------
290     Memphis (County Only)          Montgomery               D                      10
---------------------------------------------------------------------------------------------
290     Memphis (County Only)           Yalobusha               D                      10
---------------------------------------------------------------------------------------------
290     Memphis (County Only)          Tallahatchie             D                      10
---------------------------------------------------------------------------------------------
290     Memphis (County Only)            Grenada                D                      10
---------------------------------------------------------------------------------------------
292     Meridian                                                E                      10
---------------------------------------------------------------------------------------------
302     Mobile                                            New Orleans A                30
---------------------------------------------------------------------------------------------
304     Monroe                                               Dallas B                  30
---------------------------------------------------------------------------------------------
305     Montgomery                                        Birmingham A                 30
---------------------------------------------------------------------------------------------
314     Nashville                         Maury             Nashville A                30
---------------------------------------------------------------------------------------------
314     Nashville                         Giles             Nashville A                30
---------------------------------------------------------------------------------------------
315     Natchez                                                 D                      10
---------------------------------------------------------------------------------------------
340     Panama City                                             E                      10
---------------------------------------------------------------------------------------------
341     Paris                                                 Dallas B                 30
---------------------------------------------------------------------------------------------
343     Pensacola                                         New Orleans A                30
---------------------------------------------------------------------------------------------
348     Pine Bluff                                        Little Rock B                30
---------------------------------------------------------------------------------------------
415     Selma                                              Birmingham A                30
---------------------------------------------------------------------------------------------
419     Shreveport                                            Dallas B                 30
---------------------------------------------------------------------------------------------
439     Tallahassee                      Jackson                D                      10
---------------------------------------------------------------------------------------------
443     Texarkana                                             Dallas B                 30
---------------------------------------------------------------------------------------------
449     Tupelo-Corinth                                          D                      10
---------------------------------------------------------------------------------------------
450     Tuscaloosa                                         Birmingham A                30
---------------------------------------------------------------------------------------------
462     Tyler                                                 Dallas B                 30
---------------------------------------------------------------------------------------------
465     Vicksburg                                               D                      10
---------------------------------------------------------------------------------------------

                                   EXHIBIT A

                     Form of Registration Rights Agreement

                                                                       EXHIBIT A


================================================================================




                                 A/B EXCHANGE
                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of October 29, 1999
                                 by and among

                                US Unwired Inc.
                            Louisiana Unwired, LLC
                             Unwired Telecom Corp.

                                      and

              Donaldson Lufkin & Jenrette Securities Corporation
                         First Union Securities, Inc.
                           BNY Capital Markets, Inc.




================================================================================

     This A/B Exchange Registration Rights Agreement (this "Agreement") is made
                                                            ---------
and entered into as of October 29, 1999, by and among US Unwired Inc., a Louisiana corporation (the "Company"); Louisiana Unwired, LLC and Unwired
                            -------
Telecom Corp. (the "Guarantors"); and Donaldson, Lufkin & Jenrette Securities
                    ----------
Corporation; First Union Securities, Inc. and BNY Capital Markets, Inc. (the

"Initial Purchasers"), which have agreed to purchase the Company's 13 3/8%
 ------------------
Series A Senior Subordinated Discount Notes due 2009 (the "Series A Notes")
                                                           --------------
pursuant to the Purchase Agreement (as defined below).

     This Agreement is made pursuant to the Purchase Agreement, dated October 26, 1999 (the "Purchase Agreement"), by and among the Company, the Guarantors
               ------------------
and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them by the Indenture, dated October 29, 1999, between the Company and State Street Bank and Trust Company, as Trustee, relating to the Series A Notes and the Series B Notes (the "Indenture").
 ---------

     The parties hereby agree as follows:

SECTION 1.   DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act: The Securities Act of 1933, as amended.
     ---

     Affiliate: As defined in Rule 144 under the Act.
     ---------

     Broker-Dealer: Any broker or dealer registered under the Exchange Act.
     -------------

     Certificated Securities: Definitive Notes, as defined in the Indenture.
     -----------------------

     Closing Date: The date hereof.
     ------------

     Commission: The Securities and Exchange Commission.
     ----------

     Consummate: An Exchange Offer shall be deemed "Consummated" for purposes
     ----------
of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to
Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered by Holders thereof pursuant to the Exchange Offer.

     Consummation Deadline: As defined in Section 3(b) hereof.
     ---------------------

     Effectiveness Deadline:  As defined in Section 3(a) and 4(a) hereof.
     ----------------------

     Exchange Act: The Securities Exchange Act of 1934, as amended.
     ------------

     Exchange Offer: The exchange and issuance by the Company of a principal
     --------------
amount of Series B Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Notes that are tendered by such Holders in connection with such exchange and issuance.

     Exchange Offer Registration Statement: The Registration Statement relating
     -------------------------------------
to the Exchange Offer, including the related Prospectus.

     Exempt Resales: The transactions in which the Initial Purchasers propose
     --------------
to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and pursuant to Regulation S under the Act.

     Filing Deadline: As defined in Sections 3(a) and 4(a) hereof.
     ---------------

     Holders: As defined in Section 2 hereof.
     -------

     Prospectus: The prospectus included in a Registration Statement at the
     ----------
time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Recommencement Date: As defined in Section 6(d) hereof.
     -------------------

     Registration Default: As defined in Section 5 hereof.
     --------------------

     Registration Statement: Any registration statement of the Company and the
     ----------------------
Guarantors relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Regulation S: Regulation S promulgated under the Act.
     ------------

     Rule 144: Rule 144 promulgated under the Act.
     --------

     Series B Notes: The Company's 13 3/8% Series B Senior Subordinated Discount
     --------------
Notes due 2009 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

     Shelf Registration Statement:  As defined in Section 4 hereof.
     ----------------------------

     Suspension Notice: As defined in Section 6(d) hereof.
     -----------------

     TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as
     ---
in effect on the date of the Indenture.

     Transfer Restricted Securities: Each (A) Series A Note, until the earliest
     ------------------------------
to occur of (i) the date on which such Series A Note is exchanged in the Exchange Offer for a Series B Note which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (ii) the date on which such Series A Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued Series B Notes), or (iii) the date on which such Series A Note is distributed pursuant to Rule 144 under the Act; and (B) Series B Note held by a Broker-Dealer until the date on which such Series B Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

SECTION 2.   HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.
   ------

SECTION 3.   REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 45 days after the Closing Date (such 45th day being the "Filing Deadline"), (ii) use its commercially
                               ---------------
reasonable efforts to cause such Exchange Offer Registration Statement to become effective at the earliest practicable time, but in no event later than 150 days after the Closing Date (such 150th day being the "Effectiveness Deadline"),
                                                  ----------------------
(iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement and the making of such Blue Sky law filings, commence and Consummate the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting (i) registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and
(ii) resales of Series B Notes by Broker-Dealers that tendered into the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) below.

     (b) The Company and the Guarantors shall use their respective commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously during, and shall keep the Exchange Offer open for a period of not less than, the minimum period (if any) required under applicable federal and state securities laws to Consummate the Exchange Offer;

provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their respective commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter (such 30/th/ day being the "Consummation Deadline").
                            ---------------------

     (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission.

     Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Series B Notes received by such Broker-Dealer in the Exchange Offer, the Company and Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of Series B Notes by Broker-Dealers, the Company and the Guarantors agree to use their respective commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the Consummation Deadline or such shorter period as will terminate when all such Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4.   SHELF REGISTRATION

     (a)  Shelf Registration.  If (i) the Exchange Offer is not permitted by
          ------------------
applicable law or Commission policy (after the Company and the Guarantors have complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation Deadline that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-

Dealer and holds Series A Notes acquired directly from the Company or any of its Affiliates, then the Company and the Guarantors shall:

  (x) cause to be filed, on or prior to 30 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a)(ii) above, (30 days after the earlier date in (i) or (ii) above, the "Filing Deadline"), a
                                                       ---------------
shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "Shelf Registration
                                                             ------------------
Statement")), relating to all Transfer Restricted Securities, and
---------

  (y) shall use their respective commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline for the Shelf Registration Statement of, if later, the date by which the Exchange Offer Registration Statement would otherwise have been required to be declared effective if the obligation to file the Shelf Registration Statement had not arisen (such 90th day the "Effectiveness
                                                          -------------
Deadline").
--------

     If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause
(a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).

     To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company and the Guarantors shall use their respective commercially reasonable efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the Closing Date, or such shorter period as will terminate when (x) all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto or (y) the only remaining Transfer Restricted Securities have been determined in good faith by the Company, after reasonable inquiry, to be eligible for resale under Rule 144(k).

     (b)  Provision by Holders of Certain Information in Connection with the
          ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Securities may
----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 and 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
Section 5 hereof unless and until such Holder shall have provided all such information by the time herein provided. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.   LIQUIDATED DAMAGES

     If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within three business days after such cessation or failure (each such event referred to in clauses (i) through (iv), a "Registration Default"), then
                                                  --------------------
the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week (prorated for any portion thereof) that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, or (5) upon the Transfer Restricted Securities being salable under Rule 144(k), the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or
(iv), as applicable, shall cease.

     All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company and the Guarantors to pay accrued liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

     Notwithstanding the foregoing, if the Company has complied with its obligations under Section 6 of this Agreement, no Holder of Series A Notes shall be entitled to receive any liquidated damages with respect to such Series A Notes if such Holder was eligible to exchange, and did not validly tender, such Notes for Series B Notes in the Exchange Offer.

     The subordination provisions of Section 10 of the Indenture are hereby incorporated in this Section 5 and made applicable to the Liquidated Damages payments as if such provisions were set forth verbatim herein.

SECTION 6.   REGISTRATION PROCEDURES

     (a)  Exchange Offer Registration Statement.  In connection with the
          -------------------------------------
Exchange Offer, the Company and the Guarantors shall (x) comply with all applicable provisions of Section 6(c) below, (y) use their respective commercially reasonable efforts to effect such exchange and to permit the resale of Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

          (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company and the Guarantors hereby agree to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

          (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company,
     (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and
     (C) it is acquiring the Series B Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the Series B Notes shall acknowledge and agree that, if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired directly from the Company or an Affiliate thereof, it (1) could not, under

     Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc.
                                              ----------------------------
     (available June 5, 1991) and Exxon Capital Holdings Corporation (available
                                  ----------------------------------
     May 13, 1988), as interpreted in the Commission's letter to Shearman &
                                                                 ----------
     Sterling dated July 2, 1993, and similar no-action letters (including, if
     --------
     applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable, of Regulation S-K.

          (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May
                              ----------------------------------
     13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as
                ----------------------------
     interpreted in the Commission's letter to Shearman & Sterling dated July 2,
                                               -------------------
     1993, and, if applicable, any no-action letter obtained pursuant to clause
     (i) above, (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable; in each above case if such representation is correct.

     (b)  Shelf Registration Statement. In connection with the Shelf
          ----------------------------
Registration Statement, the Company and the Guarantors shall: (i) comply with all the provisions of Section 6(c) below and use their respective commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and
(ii) issue, upon the request of any Holder or purchaser of Series A Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B Notes having an aggregate principal amount equal to the aggregate principal amount of Series A Notes sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Series B Notes on the Shelf Registration Statement for this purpose and issue the Series B Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

     (c)  General Provisions. In connection with any Registration Statement and
          ------------------
any related Prospectus required by this Agreement, the Company and the Guarantors shall:

          (i) use their respective commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable.

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their respective commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (v) furnish to each selling Holder in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holders shall reasonably object within five Business Days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act;

          (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus included therein, provide copies of such document to each selling Holder in connection with such exchange or sale, if any, make the Company's and the Guarantors' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holders may reasonably request;

          (vii) make available, at reasonable times, for inspection by each Holder and any attorney or accountant retained by such Holders, all financial and other records, pertinent corporate documents of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness, subject to such Holder entering into a customary confidentiality agreement;

          (viii) if requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the

     Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (ix) furnish to each Holder in connection with such exchange or sale, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (x) deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi) upon the request of any Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties (subject to the accuracy thereof) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company and the Guarantors shall:

          (A) upon request of any Holder, furnish (or in the case of paragraphs (2) and (3), use its commercially reasonable efforts to cause to be furnished) to each Holder, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be:

            (1) a certificate, dated such date, signed on behalf of the Company and each Guarantor by (x) the President or any Vice President (or person serving in a position of comparable responsibility of a limited liability company) and (y) a principal financial or accounting officer of the Company and such Guarantor, confirming, as of the date thereof, the matters set forth in Sections 6(y), 9(a) and 9(b) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

            (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors covering matters comparable to those set forth in paragraphs (e) and
          (f) of Section 9 of the Purchase Agreement and such other matter as such Holder may reasonably request, and in any event including a statement to the effect that although such counsel has not checked the accuracy and completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the applicable Registration Statement, in the course of such counsel's review and discussion of the contents of the applicable Registration Statement with certain employees of the Company and its independent accountants but without independent verification, no facts have come to such counsel's attention which cause such counsel to believe that the applicable Registration Statement (other than the financial statements, notes and schedules and other financial data and information contained therein, as to which such counsel need not express any belief), at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement (other than the financial statements, notes and schedules and other financial data and information contained therein, as to which such counsel need not express any belief) as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

            (3) a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(h) of the Purchase Agreement; and

          (B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in the any agreement entered into by the Company and the Guarantors pursuant to this clause (xi);

          (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted

     Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

          (xiv) use their respective commercially reasonable efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

          (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

          (xvi) otherwise use their respective commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

          (xvii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xviii) provide promptly to each Holder, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or
     Section 15(d) of the Exchange Act.

     (d)  Restrictions on Holders.  Each Holder agrees by acquisition of a
          -----------------------
Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "Suspension Notice"), such Holder will forthwith discontinue disposition of
 -----------------
Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement
                                                                --------------
Date").  Each Holder receiving a Suspension Notice hereby agrees that it will
----
either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7.   REGISTRATION EXPENSES

     (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and, to the extent provided in
Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Series B Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Series A Notes in the Exchange Offer and/or selling or reselling Series A Notes or Series B Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.   INDEMNIFICATION

     (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Series B Notes or registered Series A Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders; and further provided that no Holder (or director, officer or Person who controls such Holder shall be entitled to indemnification hereunder to the extent that any such losses, claims, damages, liabilities, or judgments arise with respect to (i) any untrue statement or alleged untrue statement of material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if both (A) such untrue statement or omission (or alleged untrue statement or omission) was corrected by any Prospectus (or any amendment or supplement thereto) that had been delivered to the Holder by or in behalf of the Company prior to the sale of Series A or B Notes to the Person asserting such untrue statement or omission, and (B) such corrective Prospectus (or amendment or supplement thereto) was not delivered to such Person by such Holder prior to such sale; or (ii) any sale of Series A or B Notes by a Holder following such Holder's receipt of a Suspension Notice and prior to the Recommencement Date.

     (b) Each Holder of Transfer Restricted agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective managers, directors and officers (or positions of comparable authority), and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, or the Guarantors to the same extent as the foregoing indemnity from the Company and the Guarantors set forth in section (a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person
 -----------------
against whom such indemnity may be sought (the "indemnifying person") in writing
                                                -------------------
and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with the indemnifying party's written consent or (ii) effected without the indemnifying party's written consent if the settlement is entered into more than thirty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the reasonable fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party in accordance with Section 8(a) or 8(b) of this Agreement) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein (and such unavailability or insufficiency is otherwise than in accordance with the express terms of
Section 8(a) or 8(b)), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or
(ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Guarantor, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale or exchange of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 9.   RULE 144A and RULE 144

     The Company and each Guarantor agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Guarantor (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144 if the making of such filings is required for such resales to be made.

SECTION 10.  MISCELLANEOUS

     (a)  Remedies.  The Company and the Guarantors acknowledge and agree that
          --------
any failure by the Company and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantors' obligations under Sections 3 and 4 hereof. The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b)  No Inconsistent Agreements.  Neither the Company nor any Guarantor
          --------------------------
will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person except pursuant to the Shareholders' Agreement dated September 24, 1999 or in favor of The 1818 Fund III, L.P. and its affiliates. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof.

     (c)  Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

     (d)  Third Party Beneficiary.  The Holders shall be third party
          -----------------------
beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (e)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

          (ii)  if to the Company or the Guarantors:

                    US Unwired Inc.
                    One Lakeshore Drive, Suite 1900
                    Lake Charles, Louisiana 70629
                    Telecopier No.: (318) 497-3197
                    Attention: Thomas G. Henning, Esq.

                    With a copy to:

                    Correro Fishman Haygood
                    201 St. Charles Avenue, Suite 4600
                    New Orleans, Louisiana 70170
                    Telecopier No.: (504) 586-5250
                    Attention: Sterling Scott Willis, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (f)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

     (g)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (i)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (j)  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k)  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        US UNWIRED INC.


                                        By:
                                           ------------------------------------
                                           Name:  Robert Piper
                                           Title: President


                                        LOUISIANA UNWIRED, LLC


                                        By:
                                           ------------------------------------
                                           Name:  Robert Piper
                                           Title: Manager


                                        UNWIRED TELECOM CORP.


                                        By:
                                           ------------------------------------
                                           Name:  Robert Piper
                                           Title: President

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION


By:
   -----------------------------
   Name:  Steven D. Smith
   Title: Senior Vice President

FIRST UNION SECURITIES, INC.


By:
   -----------------------------
   Name:  John J. Braden
   Title: Managing Director


BNY CAPITAL MARKETS, INC.


By:
   ------------------------------
   Name:  Timothy Parker
   Title: Vice President

                                   EXHIBIT A

                              NOTICE OF FILING OF
                   A/B EXCHANGE OFFER REGISTRATION STATEMENT

To:    Donaldson, Lufkin & Jenrette Securities Corporation
       277 Park Avenue
       New York, New York 10172
       Attention: Louise Guarneri (Compliance Department)
       Fax: (212) 892-7272

From:  US Unwired Inc.
       13 3/8% Senior Subordinated Discount Notes due 2009

Date:  ___, ___

     For your information only (NO ACTION REQUIRED):

     Today, ______, ____, we filed [an A/B Exchange Registration Statement/a Shelf Registration Statement] with the Securities and Exchange Commission. We have agreed to use commercially reasonable efforts to cause this registration statement to be declared effective within __ business days of the date hereof.

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